Clinton Long Short Equity Fund

Class A Shares:	WKCAX
Class C Shares:	WKCCX
Class I Shares:	WKCIX
Class S Shares:	WKCSX

Supplement dated December 23, 2015 to the prospectus dated November 1, 2015 and the
Statement of Additional Information dated November 1, 2015

The Board of Trustees of Wakefield Alternative Series Trust (the “Trust”), has concluded that it is in the best interests of Clinton Long Short Equity Fund, a separate series of the Trust (the Fund”), and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all outstanding shares on January 8, 2016.

Effective December 23, 2015, the Fund will not accept any new investments and will no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and will be paid in cash as no new shares of the Fund will be issued. Shares of the Fund are otherwise not available for purchase.

Prior to January 8, 2016, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO JANUARY 8, 2016 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-855-243-1815.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

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This Supplement, and the Prospectus dated November 1, 2015 and the Statement of Additional Information dated November 1, 2015 each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All of these documents are available upon request and without charge by calling 1-855-243-1815 or visit www.WakefieldFunds.com.

Please retain this Supplement for future reference.